UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): May 15, 2009

WELLSTAR INTERNATIONAL, INC.
(Exact name of registrant as specified in charter)

Nevada	333-130295	20-1834908
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

6911 Pilliod Road
Holland, Ohio 43528
 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (419) 865-0069

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into A Material Definitive Agreement
Item 2.03	Creation of a Direct Financial Obligation.
Item 3.02	Unregistered Sales of Equity Securities.
Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Convertible Debenture Financing

On May 15, 2009, Wellstar International,  Inc. ("Wellstar" or the "Company")  entered  into  a  Securities   Purchase   Agreement   with  AJW  Partners,   LLC ("Partners"),  AJW Partners II, LLC  ("Partners II "),  AJW Master Fund, Ltd. ("Master"), AJW Master Fund II, Ltd. ("Master II") and New Millennium  Capital Partners,  II, LLC  ("Millennium" and collectively with Partners, Partners II, Master and Maser II, the “Purchasers”) for the sale of 13% secured convertible notes in an aggregate principal amount of up to $79,500 (the "Notes").  The Purchasers closed on $22,000 in Notes on May 18, 2009.

The  Notes  bear  interest  at the rate of 13% per  annum.  Interest  is  payable monthly, unless the Company's common stock is greater than $0.045 per share for each trading day of a month,  in which event no interest is payable  during such month.  Any interest not paid when due shall bear interest of 15% per annum from the date due until the same is paid.  The Notes mature three years from the date of issuance,  and are convertible into common stock, at the Purchasers'  option, at the lesser of (i) $0.12 or (ii) a 75%  discount  to the  average of the three lowest trading prices of the common stock during the 20 trading day period prior to  conversion.  The Notes  contain a call  option  whereby,  if the Company's  stock price is below  $0.045,  the Company may prepay the  outstanding principal  amount of the Notes,  subject to the conditions set forth in the call option.  The Notes also contain a partial call option whereby,  if the Company's stock price is below $0.045,  the Company may prepay a portion of the outstanding principal amount of the Note, subject to the conditions set forth in the partial call option.

The full principal amount of Notes are due upon a default under the terms of the secured  convertible  notes.  In addition,  the Company granted the Purchasers a security  interest in substantially all of the Company's assets and intellectual property.  The Company is required to file a  registration  statement  with the Securities and Exchange Commission upon demand, which will include the common stock underlying the Notes.

The conversion  price of the Notes may be adjusted in certain  circumstances such as if the Company pays a stock dividend, subdivides  or  combines  outstanding  shares of common  stock into a greater or lesser number of shares, or takes such other action as would otherwise result in dilution of the selling stockholder's position.

The  Purchasers  have agreed to restrict their ability to convert their Notes and receive shares of common stock such that the number of shares of common  stock held by them in the  aggregate  and their  affiliates after such  conversion  or exercise does not exceed 4.99% of the then issued and outstanding shares of common stock.

The  Company  claims an  exemption  from the  registration  requirements  of the Securities  Act of 1933,  as amended  (the "Act") for the private  placement  of these  securities  pursuant  to  Section  4(2) of the Act  and/or  Regulation  D promulgated  there under since,  among other  things,  the  transaction  did not involve a public  offering,  the Purchasers  were accredited  Purchasers  and/or qualified  institutional  buyers, the Purchasers had access to information about the  Company  and their  investment,  the  Purchasers  took the  securities  for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities.

Series A Preferred Stock

On May 20, 2009, the Company entered into a conversion agreement with John Antonio (“Antonio”) and Kenneth McCoppen (“McCoppen”), both executive officers and directors of the Company, pursuant to which the Company agreed to convert $30,000 in outstanding wages owed to each McCoppen and Antonio into a total of 60,000 shares of Series A Preferred Stock.

The above transactions were approved by the Board of Directors of the Company.  The Series A Preferred Stock does not pay dividends but each holder of Series A Preferred Stock shall be entitled to 100 votes for each share of common stock that the Series A Preferred Stock shall be convertible into.  The Series A Preferred Stock has a conversion price of $0.0014 (the “Conversion Price”) and a stated value of $1.00 (the “Stated Value”).  Each share of Series A Preferred Stock is convertible, at the option of the holder, into such number of shares of common stock of the Company as determined by dividing the Stated Value by the Conversion Price.  The Series A Preferred Stock has no liquidation preference.

The issuance of the Series A Preferred Stock was made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated under Regulation D thereunder.   The holders of Series A Preferred Stock are accredited investors as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

Increase to Authorized

On May 21, 2009, the Company amended its certificate of incorporation to increase its authorized shares of common stock from 1,700,000,000 to 10,000,000,000 (the “Increase Amendment”). The amendment of the certificate of incorporation was approved by the board of directors as well as the shareholders holding a majority of the issued and outstanding voting shares (the “Majority Shareholders”) of the Company.

The foregoing information is a summary of each of the agreements involved in the transactions described above, is not complete, and is qualified in its entirety by reference to the full text of those agreements, each of which is attached an exhibit to this Current Report on Form 8-K.  Readers should review those agreements for a complete understanding of the terms and conditions associated with this transaction.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment to the Certificate of Incorporation

3.2	Amendment to Certificate of Designation – Series A Preferred Stock

3.3	Certificate of Correction to the Amendment to Certificate of Designation – Series A Preferred Stock

4.1	Securities Purchase Agreement, dated May 15, 2009, by and among the Company and the Purchasers

4.2	Form of Callable Secured Convertible Note

4.3	Registration Rights Agreement

4.4	Security Agreement

4.5	Intellectual Property Security Agreement

4.6	Subsidiary Guarantee

10.1	Conversion Agreement between the Company and John Antonio

10.2	Conversion Agreement between the Company and Ken McCoppen

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLSTAR INTERNATIONAL, INC.

Date: May 21, 2009	By:	/s/ John Antonio
Name: John Antonio
Title: CEO